UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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BAYFIRST FINANCIAL CORP.
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Not Applicable
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BAYFIRST FINANCIAL CORP.
700 Central Avenue
St. Petersburg, Florida 33701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 22, 2026
Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of BayFirst Financial Corp. (the “Company”) will be held virtually at https://www.cstproxy.com/bayfirstfinancial/am2026, on Tuesday, September 22, 2026, at 8:30 a.m., Eastern Time.
    The Annual Meeting is being held for the following purposes:
1.    Election of Directors. To consider and vote upon a proposal to elect 12 directors of the Company who shall serve as directors until the expiration of their respective terms or until their successors have been duly elected and qualified.
2.    Adjournment. To consider and vote upon the adjournment of the Annual Meeting to solicit additional proxies in the event there is an insufficient number of votes to approve Proposal 1.
The Board of Directors has fixed the close of business on August 3, 2026 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the common stock of the Company at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
The Board of Directors recommends that you vote in favor of all proposals. If you do not indicate a voting preference, the proxy holders will vote in accordance with the Board of Director’s recommendations. The Board of Directors knows of no additional business that will be brought up for consideration at the Annual Meeting. However, submitting a proxy by mobile voting, internet, or by mail, confers discretionary authority on the proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.
BY ORDER OF THE BOARD OF DIRECTORS
Anthony Saravanos                        Alfred T. Rogers, Jr.
Chair of the Board                        Chief Executive Officer
St. Petersburg, Florida
August 19, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
In accordance with rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of proxy materials to each shareholder of record or beneficial owner of shares, we are furnishing proxy materials, including this proxy statement, to our shareholders via the Internet. If you want to receive a paper copy of these documents or documents for all future shareholder meetings, you must request one. There is no charge to you for requesting a copy. Please make your request by contacting Continental Stock Transfer & Trust Company, by phone at (917) 262-2373 or email at cst_proxy@continentalstock.com on or before September 8, 2026 to facilitate timely delivery. You will not otherwise receive a paper copy of these documents.
We have mailed a Notice of Internet Availability of Proxy Materials (“Notice”) to you, which will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.
The Notice will be available to shareholders on or about August 19, 2026.
EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO SUBMIT A PROXY BY MOBILE VOTING, INTERNET, OR MAIL, BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

PROXY STATEMENT
BAYFIRST FINANCIAL CORP.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 22, 2026
General
Our Board of Directors (the “Board”) has made this proxy statement and accompanying proxy card available to you on the Internet or, upon your request, has delivered such materials to you in printed form. We are distributing these materials in connection with the Board’s solicitation of proxies for use at the BayFirst Financial Corp. (the “Company”) 2026 Annual Meeting of shareholders (the “Annual Meeting”) to be held at 8:30 a.m., Eastern Time, on Thursday, September 22, 2026,. The Annual Meeting will be held virtually at https://www.cstproxy.com/bayfirstfinancial/am2026, as set forth in the Notice of Internet Availability of Proxy Materials that we mailed to you on or about August 19, 2026 (the “Notice”).
This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. We encourage you to read it carefully. In this proxy statement, the terms “we,” “our,” “ours,” “us,” “BayFirst” and “Company” refer to BayFirst

Financial Corp. The terms “BayFirst Bank” or “Bank” refer to our wholly-owned subsidiary, BayFirst National Bank.
Purpose
The purposes of the Annual Meeting are to:
(1)    elect as directors the 12 nominees named in these proxy materials;
(2) adjourn the Annual Meeting to solicit additional proxies in the event there is an insufficient number of votes to approve Proposal 1; and
(3)    consider other business as may properly come before the Annual Meeting or any adjournment of the meeting.
We do not know of any business that will be presented for consideration at the Annual Meeting other than the matters described above and in this proxy statement.
Voting
The Board set August 3, 2026, as the record date for the Annual Meeting. Holders of shares of our common stock at the close of business on the record date are entitled to attend the Annual Meeting and vote on the proposals presented. Each share of our common stock is entitled to one vote. Shareholders do not have cumulative voting rights. There were 26,962,815 shares of common stock outstanding on the record date. The presence of holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.
Many of our shareholders hold their shares through a bank, broker, or other nominee rather than directly in their own name. If you hold our shares in “street name” through a bank, broker, or other nominee, you are considered to be the beneficial owner of those shares held in street name, and your bank, broker, or other nominee, who is considered the shareholder of record with respect to those shares, is forwarding these materials to you. As the beneficial owner of shares held in street name, you have the right to direct your bank, broker, or other nominee how to vote. As the beneficial owner of shares held in street name, you are also invited to attend the Annual Meeting. However, since your bank, broker, or other nominee, and not you, is the shareholder of record, you may not vote shares held in street name in person at the Annual Meeting unless you obtain a signed “legal proxy” from your bank, broker, or other nominee giving you the right to vote the shares. Your bank, broker, or other nominee has enclosed or provided with this proxy statement a voting instruction card for you to use to direct your bank, broker, or other nominee how to vote your shares.
If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner of that share or a person holding a valid proxy for the registered owner of that share, it is deemed to be present for the purpose of establishing a quorum. Therefore, valid proxies which are marked “Abstain” or “Withhold” or as to which no vote is marked, including broker non-votes (which are described below), will be included in determining the number of votes present or represented at the Annual Meeting. When you sign the proxy card or submit your vote via the Internet or by mobile, you appoint Alfred T. Rogers, Jr. and Anthony Saravanos as your representatives at the Annual Meeting. Mr. Rogers and Mr. Saravanos will vote your proxy as you have instructed on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Mr. Rogers and Mr. Saravanos will vote your proxy for the proposals described herein. We are not aware of any other matters to be considered at the Annual Meeting. However, if any other matters come before the Annual Meeting, Mr. Rogers and Mr. Saravanos will vote your proxy on such matters in accordance with their judgment.
Broker Non-Votes
A broker non-vote occurs when a bank, broker, or other nominee submits a proxy card with respect to shares it holds in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter. This is typically because the bank, broker, or other nominee has not received voting instructions from the beneficial owner. Under the rules that govern banks, brokers, or nominees who are voting with respect to shares held in street name, banks, brokers, or nominees have the discretion to vote such shares on routine matters, but not on non-routine matters. The ratification of independent auditors is a routine matter. The election of directors is a non-routine matter.
Revoking a Proxy
You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. If you are the record holder of the shares, you may do this by: (a) signing and delivering another proxy with a later date; (b) voting in person at the Annual Meeting; or (c) voting again via the Internet or by mobile prior to 11:59 p.m. Eastern Time on September 21, 2026. If your shares are held by your bank, broker, or other nominee, you must follow the instructions provided by your bank, broker, or other nominee.
Solicitation of Proxies
Solicitations of proxies may be made in person or by mail, mobile, Internet, or other means. We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our directors, officers, and employees may assist in soliciting proxies but will not receive additional compensation for doing so.

PROPOSAL ONE
ELECTION OF DIRECTORS
Nominees And Vote Required to Elect Nominees
Our Board has set its size for 12 members for 2025. Based on the recommendation of the Nominating Committee, it has nominated the following 12 individuals to serve as directors for one-year terms:
Mark S. Berset
William T. Conroy
Dennis R. DeLoach, III
Kenneth R. Lehman
Christos Politis, M.D
Alfred T. Rogers, Jr.
Anthony Saravanos
Bradly W. Spoor

William I. Sultenfuss, II
Joseph E. Taggart
Andrew P. Wright
Barbara J. Zipperian
Anthony Saravanos serves as Chair of the Board. In connection with our initial Nasdaq listing, the Board adopted a Code of Ethics applicable to directors, officers, and employees on July 27, 2021, which complies with Nasdaq rules and the Sarbanes-Oxley Act. There are no arrangements or understandings between any of the directors and any other person pursuant to which he or she was selected as a director.
The Nominating Committee of the Board has proposed these 12 individuals to serve as directors until the 2027 Annual Meeting. The Board unanimously recommends that the shareholders of the Company vote in favor of the election of each of the nominated directors.
If a quorum is present, the directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the highest number of votes will be elected directors. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter. If you submit a proxy but do not specify how you would like it to be voted, Mr. Rogers and Mr. Saravanos will vote your proxy to elect the 12 director nominees. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Mr. Rogers and Mr. Saravanos will vote instead for a replacement to be recommended by the Board, unless you specifically instruct otherwise in your proxy.
Director Independence
Under Nasdaq rules, independent directors must comprise a majority of our Board within a specified period of time of our initial rules. Those rules, as well as those of the SEC, impose several other requirements with respect to the independence of our directors. Our Board has evaluated the independence of its members based upon Nasdaq and SEC rules. Applying these standards, our Board has affirmatively determined that a majority of the members of the Board are independent directors under the applicable rules. We have determined that Dr. Politis is not an independent director under the applicable rules because the Bank rents its main office from a company affiliated with Dr. Politis’s father. Mr. Rogers does not, and he will not qualify as an independent director because he is an executive officer of both the Company and the Bank.
Information about Directors
Biographical information regarding each director is below.
Mark S. Berset, age 79, has served since 1987 as the Chief Executive Officer of Comegys Insurance, a family owned insurance agency located in St. Petersburg, Florida. Mr. Berset is also the founder of Alpha Insurance Management, Satellite Agency Network of Tampa Bay, and Association Insurance Specialists. Mr. Berset also serves as a director of Heritage Insurance Holdings, Inc., a New York Stock Exchange listed company. He is a former director of United Insurance Holdings Corp., former board member of Innovaro, Inc., a past board member of North Star Bank Holding Company, Tampa, Florida, and past President and Board member of Bayfront Hospital Foundation in St. Petersburg, Florida. He received a bachelor’s degree in Business Economics from St. Ambrose University and an MBA from Georgia State University. Mr. Berset joined the Board in 2014 and is the father of BayFirst Director Derek S. Berset. We believe that Mr. Berset’s qualifications to serve on our Board include his executive leadership and management experience, prior bank and public company Board experience, and financial expertise gained from the successful operations of his own businesses.
William T. Conroy, age 44, is the Founder and President of Backstreets Capital, a St. Petersburg-based family office serving the Conroy and Sher families. He oversees a diverse portfolio of investment, development, and operating businesses across the Southeast, with particular expertise in real estate development, finance, and business growth. Under his leadership, Backstreets Capital has become a leading developer of residential and mixed-use projects throughout the region. Prior to entering the family office sector, Mr. Conroy practiced real estate law at one of Tampa Bay’s largest law firms. Mr. Conroy holds a Bachelor of Science degree from Yale University, a Juris Doctor from the University of Pennsylvania Law School, and a Certificate in Business and Public Policy from the Wharton School. He is a respected civic and business leader, having served on numerous boards and advisory councils, including Cogent Bank, Shorecrest Preparatory School, the Real Estate Investment Council of Tampa Bay (where he served as President), Habitat for Humanity of Pinellas County, and Temple Beth-El. A lifelong resident of St. Petersburg, Mr. Conroy is deeply committed to community engagement and regional development, while remaining dedicated to his wife, Stacy, and their three children.
Dennis R. “Rep” DeLoach, III, age 51, is a partner at the law firm of DeLoach, Hofstra & Cavonis, P.A. in Seminole, Florida. Mr. DeLoach graduated from Mercer University in 1996 and Mercer University Law School in 1999. He is Board Certified by the Florida Bar in Elder Law. Mr. DeLoach is a frequent speaker on continuing legal education to other Florida attorneys. Mr. DeLoach joined the Board in 2020. We believe that Mr. DeLoach’s qualifications to serve on our Board include his legal experience.
Kenneth R. Lehman, age 67, Mr. Lehman is a private investor and former banking and securities attorney. Since 2016, Mr. Lehman has served as a director of several banks and bank holding companies, including four other companies registered under Section 12 of the Exchange Act: LINKBANCORP, Inc. where he served as a director from November 2023 through May 2026, Four Oaks Fincorp where he served as a director from 2014 through November 2017, First Capital Bancorp, Inc., where he served as a director from 2012 through January 2016, and Village Bank and Trust Financial Corp., where he served as a director from June 2016 to May 2018. In addition to his service as a director of the Company and the Bank, Mr. Lehman currently serves as a director of BankFLORIDA Bancorp and BankFLORIDA, Dade City, Florida, and Locality Bank, Ft. Lauderdale, Florida. Mr. Lehman’s extensive experience as a director of financial institutions and as an advisor to financial institutions led to his selection to the board.
Christos Politis, M.D., age 49, is a principal at Xenia Management, Inc., a firm specializing in real estate development and property management. Dr. Politis is a Board Certified Urologist and the founder and former President of St. Pete Urology. From 2016 to 2020, he served as the Chief Medical Officer for several hospitals in West Florida, including Memorial Hospital of Tampa, Tampa Community Hospital, and Largo Medical Center. Notably, he played a pivotal role in launching the heart transplant program at Largo Medical Center, significantly enhancing its medical services. At Xenia Management, Dr. Politis oversees and optimizes a diverse portfolio of real estate investments across the Southeastern United States. He holds a Bachelor's degree from the University of Florida, a medical degree from the University of South Florida College of Medicine, and a Master of Business Administration from the University of South Florida. Since joining the Board in 2014, Dr. Politis has leveraged his extensive experience in managing large medical institutions and real estate ventures to contribute significantly to the organization.
Alfred T. Rogers, Jr., age 61, is President and Chief Executive Officer for BayFirst Financial Corp. and BayFirst National Bank. Mr. Rogers graduated from Vanderbilt University in 1987 with a Bachelor of Arts in Economics. He began his professional career in the banking industry at First Union National Bank where he was hired into the bank's Corporate Training Program in Charlotte, North Carolina. Upon completion of First Union's training program, he served as a Commercial Banker in the Tampa, Lakeland and Nashville markets from 1987 to 1997. In 1997, Mr. Rogers joined Manufacturers Bank of Florida in Tampa, where he served as CEO, as well as a member of the Board of Directors. During this time, he was involved in all aspects of expanding the bank's franchise through organic growth as well as the acquisition of Partners Savings Bank of Tampa. In 2001, Mr. Rogers was instrumental in selling Manufacturers Bank to Colonial Bank and began serving Colonial in the capacity of President and Senior Lender of the Tampa Bay market. He also served as a member of the Florida West Coast Region's Board of Directors. Mr. Rogers joined USAmeriBank in 2007 as the bank’s Executive Lending Officer. Under his leadership the bank grew from its 2007 “de novo” status to the Tampa Bay area’s largest independent community bank, with assets of more than $4.6 billion. Upon the acquisition of USAmeriBank by Valley National Bank in January 2018, Mr. Rogers was retained to serve as Valley’s Executive Vice President and Chief Lending Officer for Florida and Alabama until August of 2022, when he retired from Valley. Mr. Rogers is married with seven children. He was a member of the Varsity Football team and Rugby club at Vanderbilt University. He holds memberships in Palma Ceia Golf and Country Club, Ye Mystic Krewe of Gasparilla, and is a member of the First Presbyterian Church of Tampa. He recently served on the Board of the Straz Center for the Performing Arts and Neighborhood Lending Partners, a nonprofit Tampa organization.
Anthony Saravanos, age 55, is the Chairman of the Board of BayFirst. Since 2013, Mr. Saravanos has been the President of Greenleaf Capital, a division of the HCI Group, Inc. From 2005 to 2013, Mr. Saravanos was Vice President of The Boardwalk Company, a full-service commercial real estate company located in Palm Harbor, Florida. A licensed real estate broker, Mr. Saravanos is a Certified Commercial Investment Member (CCIM) and has over 22 years of experience in commercial property sales, leasing, and project and property management. He graduated from Ursinus College in Pennsylvania with a double major in Economics and Spanish in 1992 and Villanova University with an MBA in 1997. He is also a member of the Board of Directors of the HCI Group, Inc., a New York Stock Exchange traded company. Mr. Saravanos joined the Board in 2011. We believe that Mr. Saravanos’ qualifications to serve on our Board include his investment banking and real estate experience and his previous public company Board services.
Bradly W. Spoor, age 47, is an accomplished executive with over two decades of experience in leading and growing businesses in the financial services and loan recovery sectors. Since 2015, Mr. Spoor has served as the Chief Executive Officer of Spoor Street Investments, LLC, where he directs the company’s strategic vision, operations, and investments across multiple industries and verticals. In addition to his role at Spoor Street Investments, Mr. Spoor has been the Principal of Pelican Bay Capital, LLC since 2010, where he applies his expertise in investment strategy, business management, and financial oversight. Prior to these roles, he was the Managing Partner and operator of P&B Capital Group, LLC from 2002 to 2013, a firm specializing in customer service and loan recovery. His entrepreneurial journey also includes his ownership of SKW Capital, LLC, a Distressed Receivables business, from 2006 to 2011, where he played a pivotal role in business development and operational success. Mr. Spoor holds certifications from several prominent industry organizations, including Receivables Mgmt Association International, Credit & Collections Professionals, and ACA International LLC. He has earned a reputation for excellence and expertise within these associations. His deep understanding of the financial services industry, combined with his extensive experience in business management, positions him as a valuable asset to the board, which he joined in 2016. His qualifications to serve on the board are further supported by his comprehensive background in loan recovery, business operations, and strategic leadership within the financial sector.
William I. Sultenfuss, II, age 63, is a Tampa-based real estate investor, developer, and business leader with more than four decades of experience in Florida’s real estate market. As founder and president of WISCO Holdings, Inc., he has built a distinguished career acquiring, repositioning, developing, and managing multifamily, commercial, and mixed-use properties throughout the Tampa Bay region. Beginning his career in property appraisal in 1986, Mr. Sultenfuss has developed extensive expertise across all facets of real estate investment and asset management while continuing a family legacy in Tampa real estate. In addition to his successful real estate career, Mr. Sultenfuss brings significant financial services and governance experience, having served as a director of USAmeriBank prior to its acquisition by Valley National Bank and previously as a member of the advisory board of Florida Capital Bank. He is also deeply committed to community service, serving as a past chairman and current board member of the Children’s Cancer Center, where he has helped advance support programs for children and families facing pediatric cancer and chronic blood disorders. A lifelong member of the Tampa Bay community, Mr. Sultenfuss attended the University of Tampa and remains actively engaged in numerous civic, social, and charitable organizations. He and his wife, Jennifer, have been married for 25 years and have one son, William I. Sultenfuss III.
Joseph E. Taggart, age 48, is President & Chief Financial Officer of McKibbon Hotel Group, Mr. Taggart oversees all McKibbon entities and their finances as well as the McKibbon Family Investment Fund. This includes accounting, cash management, insurance, property and income tax, partnership-owned finance, and audits. Before joining McKibbon, Mr. Taggart was Vice President of commercial real estate lending at Colonial Bank from 2001-2007, then Senior Vice President and CRE manager at USAmeriBank. Prior to joining McKibbon, he was Senior Vice President at Valley Bank in Tampa. Mr. Taggart serves on the boards of the National Pediatric Cancer Foundation and the Early Childhood Council of Hillsborough County – two causes he’s extremely passionate about.
Andrew P. Wright, age 45, is a Tampa-based entrepreneur, investor, and business leader with more than 20 years of experience in commercial real estate, private equity, hospitality, and insurance. He is the Founder, Chief Executive Officer, and Chairman of Franklin Street, a national commercial real estate services firm he launched in 2006, and the Founder and CEO of Ally Capital Group, a private equity real estate investment company. He is also a Co-Founder of Next Level Brands Hospitality and Lighthouse Risk, a specialty commercial property insurance firm. Mr. Wright currently serves as Lead Independent Director of Slide Insurance Holdings (Nasdaq: SLDE), where he chairs the Compensation Committee and serves on the Audit and Nominating & Governance Committees.

Throughout his career, he has led the growth of multiple businesses, managed significant real estate investment portfolios, and developed expertise in finance, credit, risk management, and strategic growth.
Barbara J. Zipperian, age 68, is a CPA and retired Chief Financial Officer with 38 years of banking experience. She most recently served as Director, Executive Vice President, and Chief Financial Officer of Tennessee Bank & Trust. She has previously been employed as Chief Financial Officer for Avenue Financial Holdings, Inc. (AVNU) and Avenue Bank and Regional Financial Officer for Regions Bank. Ms. Zipperian received her Bachelor of Science Degree in Accounting from Ball State University. She joined the Board in 2021. We believe that Ms. Zipperian’s qualifications to serve on our Board include her experience as a CPA and as the Chief Financial Officer of banking institutions.
Meetings
During 2025, the Board held fifteen meetings and all directors attended at least 75% of the total number of meetings of the Board and any Board committees on which they served. The Company does not have a formal policy regarding director attendance at Annual Meetings, and each of our then-current directors was present at the 2025 Annual Meeting. Each director is encouraged and expected to attend this year’s Annual Meeting.
Board Committees
The Company’s Board is divided into five committees. The following table discloses the membership and Chair of each committee.

Name	Audit and Risk Management	Compensation	Corporate Social Responsibility	Executive	Nominating
Derek S. Berset		Member
Mark S. Berset				Chair	Member
Dennis R. DeLoach, III	Member	Chair
Alexander Harris			Member
Anthony N. Leo			Member	Member
Robin L. Oliver
Christos Politis, M.D.			Chair	Member
Anthony Saravanos		Member		Member	Member
Bradly W. Spoor	Member			Member
Sheryl WuDunn	Member		Member
Barbara J. Zipperian	Chair		Member
Audit and Risk Management Committee. The Audit and Risk Management Committee assists our Board in performing its oversight responsibilities as they relate to the Company’s accounting and financial reporting practices and audits of the financial statements, internal controls, and legal and regulatory compliance, including, among other things:
•the quality and integrity of the Company’s financial statements;
•the Company’s compliance with applicable laws and regulations;

•the review of the independent auditors’ qualifications and independence;
•the performance of the Company’s internal audit function and the Company’s independent auditors; and
•the application of the Company’s Code of Ethics as established by management and the Board.
Our Audit and Risk Management Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The Audit Committee Charter is available in the Investor Relations section of our website at www.bayfirstfinancial.com.
Our Board has evaluated the independence of each of the members of our Audit and Risk Management Committee and has affirmatively determined that: (i) each of the members of our Audit and Risk Management Committee is an independent director under Nasdaq rules; (ii) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service; and (iii) each of the members has the ability to read and understand fundamental financial statements. In addition, our Board has determined that Ms. Zipperian has the financial sophistication required by Nasdaq rules due to her experience and background, specifically her prior service as a Chief Financial Officer of other banks, and that she qualifies as a “audit committee financial expert” under the rules and regulations of the SEC.
Compensation Committee. Our Board has evaluated the independence of each of the members of our Compensation Committee and has affirmatively determined that each of its members meets the definition of an independent director under Nasdaq rules. Our Board has also determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of applicable SEC rules. The Compensation Committee assists our Board in its oversight of our overall compensation structure, policies and programs and assessing whether such structure meets our corporate objectives. The Compensation Committee also reviews and oversees the compensation determinations of our named executive officers, as well as the administration of our compensation and benefit plans.
Our Compensation Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The Charter of the Compensation Committee is available in the Investor Relations section of our website at www.bayfirstfinancial.com.
Corporate Social Responsibility Committee. Our Corporate Social Responsibility Committee is responsible for overseeing the Company’s development and implementation of business practices intended to promote the Company’s commitment to environmental, health and safety, corporate social responsibility, corporate governance, sustainability, and other public policy matters relevant to the Company.
Executive Committee. Our Executive Committee meets only on an ad hoc basis to address matters that may require immediate or in depth attention which the full Board is unable to provide at such time.
Nominating Committee. Our Board has evaluated the independence of each of the members of our Nominating Committee and has affirmatively determined that each of its members meets the definition of an independent director under Nasdaq rules.

The Nominating Committee assists our Board in its oversight of identifying and recommending persons to be nominated for election as directors and to fill any vacancies on the Boards of the Company and the Bank, monitoring the composition and functioning of the standing committees of the Board, and developing, reviewing, and monitoring the corporate governance policies and practices of the Company.
In carrying out its functions, the Nominating Committee develops, and recommends to the Board for its approval, qualification criteria for all potential nominees for election, including incumbent directors, Board nominees, and shareholder nominees to be included in the Company’s future proxy statements. The Nominating Committee also evaluates potential nominees for our Board to determine if they have any conflicts of interest that may interfere with their ability to serve as effective Board members and to determine whether they are independent in accordance with applicable SEC and Nasdaq rules (to ensure that, at all times, at least a majority of our directors are independent). Although we do not have a separate diversity policy, the Nominating Committee may consider the diversity of the Company’s directors and nominees in terms of knowledge, experience, skills, expertise, and other factors that may contribute to the effectiveness of our Board.
Our Nominating Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. This charter is available in the Investor Relations section of our website at www.bayfirstfinancial.com.
Bank Directors
The Board of Directors of the Bank is comprised of each Company director except for Mark S. Berset.
Board Recommendation
Our Board recommends that our shareholders vote “for” the nominees named above.
PROPOSAL TWO
ADJOURNMENT OF THE ANNUAL MEETING
General
The Board of Directors is asking for your approval to adjourn the Annual Meeting in the event that there are an insufficient number of votes to approve Proposal 1 at the Annual Meeting. In order to permit proxies to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time and place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.
Board Recommendation
Our Board recommends that our shareholders vote “for” the adjournment of the Annual Meeting, if necessary.
NON-DIRECTOR MANAGEMENT
Our executive leadership team is comprised of our Chief Executive Officer, Mr. Rogers and individuals listed below:

Robin L. Oliver, age 50, became Chief Operating Officer in February 2022. She has served as BayFirst and the Bank’s Executive Vice President since June 2018 and Chief Financial Officer from June 2018 to July 2023. From 2014 to 2018, Ms. Oliver served as Controller for Central Bank & Trust Company, Lexington, Kentucky. For the first 16 years of her career, she served multiple financial institution clients in public accounting as an auditor with Crowe LLP. Ms. Oliver is a Certified Public Accountant and received her BA in Accounting from the University of Kentucky.
Scott J. McKim, age 55, serves as Chief Financial Officer for BayFirst Financial Corp. and BayFirst National Bank. Prior to joining BayFirst National Bank in 2023, Mr. McKim served as Chief Strategy Officer and in additional leadership roles at multiple notable financial institutions over the course of his 30-year banking career. Mr. McKim holds a master’s in business administration degree from The Ohio State University and earned his BS in Accounting from Bowling Green University.
EXECUTIVE AND DIRECTOR COMPENSATION
General
The Compensation Committee determines the level of base salary and any incentive bonus for the Chief Executive Officer and other executive officers of BayFirst and the Bank. To accomplish this, in 2021, the Compensation Committee retained Pearl Meyer & Partners, LLC (“PM”) to provide independent compensation consulting services. PM periodically attended Compensation Committee meetings, including executive sessions, and provided information and advice independent of management. PM also performed a peer analysis for the Company. The Compensation Committee assessed the independence of PM pursuant to the Nasdaq Listing Rules and the Compensation Committee has concluded that PM’s work for the Compensation Committee had not raised any conflict of interest.
Mr. Rogers is expected to participate in each meeting of the Compensation Committee. He expects to be directly involved in discussions regarding the other executive officers’ compensation by making recommendations based upon their experience and coworking interactions with the other executives. When determining compensation for Mr. Rogers and considering his recommendations for the other executive officers, the Compensation Committee convenes executive sessions excluding Mr. Rogers.
In addition to the peer group analysis, actual salary changes and discretionary bonus awards are based upon the Compensation Committee’s evaluation of an individual’s performance and duties and responsibilities, the performance of BayFirst and the Bank, and other relevant factors, as determined solely by the Compensation Committee.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Board is comprised of Dennis R. DeLoach, III (Chair), Derek S. Berset, and Anthony Saravanos. The Board concluded that each of the members of the Compensation Committee is “independent” under Nasdaq rules.

Summary Compensation Table
The following table sets forth the compensation paid to Mr. Zernick, Ms. Oliver, and Mr. McKim for 2025, 2024, and 2023.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total
Thomas G. Zernick	2025	$358,827	$—	$47,790	$—	$—	$—	$21,468	$428,085
Former CEO	2024	345,026	123,338	35,100	—	—	—	29,909	533,374
	2023	320,026	188,800	73,200	—	—	—	30,316	612,342
Robin L. Oliver	2025	$322,408	$—	$35,843	$—	$—	$—	$36,536	$394,787
COO	2024	310,008	77,578	26,325	—	—	—	37,320	451,231
	2023	280,008	83,107	73,200	—	—	—	36,990	473,305
Scott J. McKim	2025	$291,200	$—	$23,895	$—	$—	$—	$31,290	$346,385
EVP and CFO	2024	280,000	29,476	14,625	—	—	—	19,869	343,970
	2023	120,930	29,476	—	—	—	—	10,617	161,023
(1) All Other Compensation includes:

Name and Principal Position	Year	401(k) Plan Contributions	ESOP Contributions	Medical, Dental, and Vision Benefits	Life Insurance Premiums
Thomas G. Zernick	2025	$10,500	$—	$10,354	$614
Former CEO	2024	10,350	1,184	17,847	528
	2023	9,900	2,174	17,714	528
Robin L. Oliver	2025	$10,500	$—	$25,422	$614
COO	2024	10,350	1,184	25,258	528
	2023	9,385	2,036	25,041	528
Scott J. McKim	2025	$10,500	$—	$20,176	$614
EVP and CFO	2024	9,284	1,062	8,994	528
	2023	2,063	—	8,334	220

Agreement with Ms. Oliver
We are parties to an employment agreement with Chief Operating Officer, Robin L. Oliver. The agreement had an initial term ending on December 31, 2022 and renews annually for an additional year unless either party provides notice of non-renewal. Under her agreement, Ms. Oliver receives a minimum annual salary of $190,000, which may be increased annually by the Board. She is also eligible to participate in any of our incentive, pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans and programs. Ms. Oliver’s employment agreement also provides that during the term of employment and for a period of 18 months following termination, Ms. Oliver may not: (a) compete with us by, directly or indirectly, forming, serving as an organizer, director or officer of, employee or agent, or consultant to, or acquiring or maintaining more than a 1% passive investment in, a depository financial institution or holding company thereof if such depository institution or holding company has one or more offices or branches within a 50 mile radius of any of our offices; (b) solicit our clients with which she had contact in connection with products and services provided by us for the purpose of providing financial services; or (c) solicit our employees. If Ms. Oliver terminates her employment for “good reason” or the Company terminates her employment without “cause” prior to, or more than 12 months after, a “change in control”, she will be entitled to severance compensation equal to 1/12th of her then current “annual compensation” at the first of every month for a period of 18 months, plus any accrued bonus, and all outstanding stock options and other incentive awards will vest immediately. However, if such a termination occurs within 12 months following a change in control, Ms. Oliver will be entitled to receive severance compensation equal to two-times her then current annual compensation, plus any accrued bonus, and all outstanding equity-based incentive awards will vest immediately. In addition, if Ms. Oliver terminates her employment with less than six months’ notice for any reason other than “good reason,” she will be obligated to pay to BayFirst and the Bank an amount equal to one-half of her estimated annual income for that year.
Agreement with Mr. McKim
We are parties to an employment agreement with Executive Vice President and Chief Financial Officer, Scott J. McKim. The agreement has an initial term ending on December 31, 2024 and renews annually for an additional year unless either party provides notice of non-renewal. Under his agreement, Mr. McKim receives a minimum annual salary of $275,000, which may be increased annually by the Board. He is also eligible to participate in any of our incentive, pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans and programs. Mr. McKim’s employment agreement also provides that during the term of employment and for a period of 18 months following termination, Mr. McKim may not: (a) compete with us by, directly or indirectly, forming, serving as an organizer, director or officer of, employee or agent, or consultant to, or acquiring or maintaining more than a 1% passive investment in, a depository financial institution or holding company thereof if such depository institution or holding company has one or more offices or branches within a 50 mile radius of any of our offices; (b) solicit our clients with which he had contact in connection with products and services provided by us for the purpose of providing financial services; or (c) solicit our employees. If Mr. McKim terminates his employment for “good reason” or the Company terminates his employment without “cause” prior to, or more than 12 months after, a “change in control”, he will be entitled to severance compensation equal to 1/12th of his then current “annual compensation” at the first of every month for a period of 18 months, plus any accrued bonus, and all outstanding stock options and other incentive awards will vest immediately. However, if such a termination occurs within 12 months following a change in control, Mr. McKim will be entitled to receive severance compensation equal to two-times his then current annual compensation, plus any accrued bonus, and all outstanding equity-based incentive awards will vest immediately. In addition, if Mr. McKim terminates his employment with less than six months’ notice for any reason other than “good reason,” he will be obligated to pay to BayFirst and the Bank an amount equal to one-half of his estimated annual income for that year.
Annual Incentive Plan
The Bank has adopted an Annual Incentive Plan (the “AIP”) providing for short-term cash bonuses and long-term compensation in the form of stock options or restricted stock. The AIP was established by the Compensation Committee in consultation with PM. Annual cash bonuses are determined by a set of objective and subjective criteria established by the Compensation Committee. Under the AIP, Ms. Oliver may receive up to 70% of her base salary and Mr. McKim may receive up to 50% of his base salary, if he or she meets each of the established objectives. Stock options or restricted stock may be granted at the Compensation Committee’s discretion based on its assessment of the respective executive’s performance. Any equity component of such a plan will be granted pursuant to the 2017 Equity Incentive Plan.
2017 Equity Incentive Plan
In 2018, the Board amended, and BayFirst’s shareholders approved, the BayFirst Financial Corp. Amended and Restated 2017 Equity Incentive Plan (the “EIP”), which provides for the grant of stock options, restricted stock awards, restricted stock unit awards, and other equity awards to officers, employees, directors, advisors, and consultants. The plan had a Board approved amendment in 2022 which established the fair market value of the grants based on the stock price as of the grant date. The number of shares reserved and available for issuance under the EIP is 15% of the total number of shares of common stock issued and outstanding from time to time, not to exceed 1,500,000 shares.
Our Board is in the process of developing an Equity Grant Timing Policy to establish and apply a consistent framework for granting equity awards under the EIP. The Board anticipates that this policy will require that equity awards be granted only: (i) during open trading windows under the Company’s insider trading policy; and (ii) when the Company is not in possession of material nonpublic information. This is intended to avoid the risk that the Company is “spring-loading” grants to provide for immediate appreciation in the value of an award, or the appearance of spring-loading.
During 2026, the Company did not make grants under the EIP. The Company does refrain from making grants when it is in possession of material nonpublic information and does not time disclosure of such information for the purpose of affecting the value of executive compensation.
Non-Qualified Stock Purchase Plan
The Company has implemented the Non-Qualified Stock Purchase Plan (“NSPP”). All employees and directors are eligible to participate in the NSPP. All Bank employees are eligible to purchase shares of BayFirst stock through payroll deduction, subject to a maximum of 10% of their pay through the NSPP. The Board may authorize a discount to employees of up to 10% of the purchase price. Directors may purchase shares of common stock by authorizing BayFirst to make specified regular deductions from the directors’ Board fees, but are not eligible for the discount.
401(k) Plan
In 2025, the Bank had a 401(k) plan that provides for a safe harbor non-elective contribution of 3% of each participating employee’s base salary, as well as a discretionary match and profit sharing component. In January 2026, the Company updated the plan to change the contribution from the non-elective contribution to a matching contribution equal to 100% of the first 4% and 50% of the next 2% of employee contributions.
Employee Stock Ownership Plan
In 2018, the Company adopted an Employee Stock Ownership Plan, which provided for discretionary contributions by the Company which vested over a five year period. The Company terminated the Employee Stock Ownership Plan as of September 30, 2025.

Director Compensation
In July 2025, the Board suspended the payments of all Board fees. Prior to that, in 2025, BayFirst directors received cash fees of $1,500 per Board meeting. Bank directors received cash fees of $1,500 per separate Bank Board meeting.
We also paid annual retainers to the Chairs of the: (i) Board and the Bank Board ($22,500); (ii) Audit and Risk Management Committee ($10,000); (iii) Nominating Committee ($10,000); (iii) Bank Asset Liability Committee ($7,500); (iv) Compensation Committee ($10,000); and (v) Corporate Social Responsibility Committee ($5,000).
In addition, we paid our directors fees of: (i) $500 per Bank Directors Credit and Loan Committee meeting, Audit and Risk Management Committee meeting, Compensation Committee meeting, and Corporate Social Responsibility Committee Meeting; (ii) $500 per Bank Asset Liability Committee meeting and (iii) $500 per Bank Compliance Committee meeting.
The following table sets forth the cash compensation and stock option compensation earned as Company and Bank directors during 2025 by each of our directors other than Ms. Oliver, whose compensation is described in the above “Summary Compensation Table.”

Name	Cash Fees Earned	Stock Awards	Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Derek S. Berset	$26,000	$6,840	$—	$—	$32,840
Mark S. Berset	24,500	6,840	—	—	31,340
Dennis R. DeLoach, III	26,000	6,840	—	—	32,840
Alexander Harris	23,500	6,840	—	—	30,340
Anthony N. Leo (1)	162,500	9,500	25,000	23,712	220,712
Christos Politis, M.D.	33,250	6,840	—	—	40,090
Anthony Saravanos	50,500	9,500	—	—	60,000
Bradly W. Spoor	30,250	6,840	—	—	37,090
Sheryl WuDunn	23,500	6,840	—	—	30,340
Barbara J. Zipperian	37,000	6,840	—	—	43,840
(1) Mr. Leo’s compensation earned as an employee of the Company includes Cash Fees Earned of $120,000 and All Other Compensation of $23,660. The Nonqualified Deferred Compensation Earnings represents the amount paid under Mr. Leo’s Salary Continuation Agreement.

(2) All Other Compensation includes:

Name	401(k) Plan Contributions	ESOP Contributions	Medical, Dental, and Vision Benefits	Life Insurance Premiums
Anthony N. Leo	$4,173	$—	$19,169	$369

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information regarding stock options and unvested restricted stock held by each of our named executive officers as of December 31, 2025 (giving effect to the three-for-two stock split effective on May 10, 2021).

		Option Awards				Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
Thomas G. Zernick	06/12/18	8,100	—	$17.33	6/12/2028	—	—
	03/15/19	6,000	—	$14.67	3/15/2029	—	—
	01/15/20	5,625	—	$15.67	1/15/2030	—	—
	01/14/21	5,625	—	$14.67	1/14/2031	—	—
	02/03/25					3,000	47,790
Robin L. Oliver	06/12/18	1,875	—	$17.33	6/12/2028	—	—
	03/15/19	2,250	—	$14.67	3/15/2029	—	—
	01/15/20	5,625	—	$15.67	1/15/2030	—	—
	01/14/21	4,500	1,125	$14.67	1/14/2031	—	—
	01/27/22	—	—	$—	—	800	17,160
	01/26/23	—	—	$—	—	2,400	43,920
	01/23/24	—	—	$—	—	1,800	21,060
	02/03/25	—	—			2,250	35,843
Scott J. McKim	01/23/24	—	—	$—	—	1,000	11,700
	02/03/25					1,500	23,895
TRANSACTIONS WITH RELATED PERSONS
Certain of our directors, executive officers, and their immediate family members are also customers of the Bank. We anticipate that these individuals will continue to be customers in the future. All transactions between us and our directors, executive officers, and their immediate family members, and any principal shareholders, have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. In the opinion of management, these transactions did not involve more than the normal risk of collectability or present other unfavorable features.
Loans made to directors, executive officers, and their immediate families require the approval of a majority of the disinterested directors reviewing the loan. As of December 31, 2025, loans to directors, executive officers, and their immediate family members represented approximately $10.24 million, or 1.06% of the total loan portfolio, all of which are current and according to their terms.
BayFirst’s corporate offices and the Bank’s main office are located at the BayFirst Executive Center, 700 Central Avenue, St. Petersburg, Florida 33701. We lease the office and branch space at this location from The Arc Group, Inc. of which Director Christos Politis’ father and siblings are officers, directors, and/or equity owners. In 2025, we paid this company $670,283, of which Dr. Politis’ family members’ beneficial interest is $221,193.
Mark S. Berset and Derek S. Berset, directors of BayFirst, and members of their immediate family, are also the only equity owners of Comegys Insurance Agency. In 2025, the Company made payments to Comegys Insurance Agency in the amount of $443,539 for the purchase of insurance policies for the Company, of which their and their immediate family’s beneficial interest is $439,104. Such amounts are less than 5% of the gross revenues of Comegys Insurance Agency in 2025.
Our Insider Transactions Policy provides that a majority of disinterested directors must approve all major transactions between the Bank and related parties. Major transactions are defined as having a value, that when aggregated with the value of all other insider transactions involving the same insider, exceeding the lesser of $500,000 or 2.5% of the Bank's Tier 1 capital. In addition, all insider transactions must be intended for the benefit of the Bank and not as an accommodation for the insider. Furthermore, such transactions must be made on terms and under circumstances that are substantially the same, or at least as favorable, as those prevailing at the time for unaffiliated third parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The percentage and number of shares beneficially owned by BayFirst’s directors and director nominees and named executive officers, as well as all director and director nominees and executive officers as a group, as of August 3, 2026 is shown in the table below. The mailing address of each director and executive officer is care of BayFirst National Bank, BayFirst Executive Center, 700 Central Avenue, St. Petersburg, Florida 33701. As of August 3, 2026, we had 533 registered holders of our common stock. Other than Kenneth Lehman, we are aware of no shareholder who owns 5% or more of our total shares outstanding.

Directors and Director Nominees	Number of Shares(1)	Right to Acquire(2)		Percent of Beneficial Ownership(3)
Derek S. Berset	70,233.19	16,950.00		0.32%
Mark S. Berset	286,321.53	16,950.00		1.12%
William T. Conroy	71,425.00	0.00		0.26%
Dennis R. DeLoach, III	35,739.64	11,550.00		0.18%
Alexander Harris	6,657.35	3,750.00		0.04%
Kenneth R. Lehman	11,428,000.00	0.00		42.38%
Anthony N. Leo	36,825.23	62,750.00		0.37%
Robin L. Oliver	12,091.32	15,375.00		0.10%
Christos Politis, M.D.	43,612.00	16,950.00		0.22%
Alfred T. Rogers, Jr.	1,142,800.00	457,120.00		5.83%
Anthony Saravanos	57,022.34	23,700.00		0.30%
Bradly W. Spoor	24,881.73	16,950.00		0.16%
William I. Sultenfuss, II	1,314,220.00	0.00		4.87%
Sheryl WuDunn	6,237.01	0.00		0.02%
Andrew P. Wright	426,550.00	0.00		1.58%
Barbara J. Zipperian	4,985.10	3,750.00		0.03%
Named Executive Officers
Scott J. McKim	3,277.65	0.00	0	0.01%
All Directors and Director Nominees and Named Executive Officer as a Group (17 people)	14,970,879.09	645,795.00		56.56%
(1)    Includes shares for which the named person:
•has sole voting and investment power;
•has shared voting and investment power with a spouse, or
•holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.
(2)    Shares covered by stock options or warrants that are exercisable within sixty (60) days of August 3, 2026 (except for Mr. Rogers).
(3)    Based on 26,962,815 common shares outstanding and, for each individual, shares that such individual has the right to acquire within sixty (60) days of August 3, 2026.
(4) Includes 457,120 shares of restricted common stock which the Company has agreed to grant Mr. Rogers pursuant to his Employment Agreement.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. We are not aware that any of our directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the fiscal year ended December 31, 2025, except for Thomas Zernick, CEO and director, who filed two late Form 4s with respect to two transactions, Robin Oliver, President, COO and director, who filed one late Form 4 with respect to one transaction. and Scott McKim, CFO, who filed one late Form 4 with respect to one transaction.
PROHIBITIONS ON HEDGING
The Board believes it is improper and inappropriate for any Company personnel to engage in certain speculative transactions involving the Company’s stock. The Company has adopted an Insider Trading and Confidentiality Policy. The Company prohibits all directors, officers, and employees from trading in puts, calls, or similar options on any Company securities or short selling any Company securities.
FEES PAID TO AUDITORS
The Audit and Risk Management Committee has reviewed the following audit and non-audit fees billed to the Company by Forvis Mazars, LLP (“Forvis Mazars”) for the fiscal years ended December 31, 2025 and December 31, 2024 for the purposes of considering whether such fees are compatible with maintaining the auditor’s independence, and concluded that such fees did not impair Forvis Mazars’ independence. The policy of the Audit and Risk Management Committee is to pre-approve all audit and non-audit services performed by Forvis Mazars before the services are performed, including all of the services described below. The Audit and Risk Management Committee has pre-approved all of the services provided by Forvis Mazars in accordance with the policies and procedures described above.

	For the Years Ended December 31,
	2025	2024
Audit fees(1)	$496,000	$378,440
Audit-related fees(2)	54,000	37,000
Tax fees(3)	—	650
Total fees	$550,000	$416,090
(1) Audit fees pertain to professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, reviews of interim financial statements that were included in various registration statements during 2024 and 2023, services that are typically provided in connection with statutory and regulatory filings or engagements for those years, the issuance of consent letters for relevant SEC filings, and the filing of our Registration Statements on Form S-1 and Form S-8.
(2) Audit-related fees consist of only employee benefit plan audits.
(3) Tax compliance fees consist only of federal and state tax return filing fees and other tax related issues.
AUDIT AND RISK MANAGEMENT COMMITTEE REPORT
The Audit and Risk Management Committee assists our Board in performing the Board’s oversight responsibilities as they relate to the Company’s accounting and financial reporting practices and audits of the financial statements, internal controls, and legal and regulatory compliance, including, among other things:
•the quality and integrity of the Company’s financial statements;
•the Company’s compliance with applicable laws and regulations;
•the review of the independent auditors’ qualifications and independence;
•the performance of the Company’s internal audit function and the Company’s independent auditors; and
•the application of the Company’s Code of Ethics as established by management and the Board.
Our Audit and Risk Management Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The Audit Committee Charter is available in the Investor Relations section of our website at www.bayfirstfinancial.com.
The Audit and Risk Management Committee has recommended to the Board, and the Board has selected, Forvis Mazars to serve as the Company’s independent registered public accounting firm for 2026. Representatives of Forvis Mazars are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they so desire. In addition, those representatives are expected to be available to respond to appropriate shareholder questions.
The Audit and Risk Management Committee is also required to prepare this report to be included in our annual proxy statement pursuant to the proxy rules of the SEC.
Management is responsible for the preparation, presentation, and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.
The Audit and Risk Management Committee reviews our financial reporting process. In this context, the Audit and Risk Management Committee has:
•reviewed and discussed with management the amended audited financial statements for the year ended December 31, 2025;
•discussed with Forvis Mazars, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and
•received the written disclosures and the letter from Forvis Mazars, required by PCAOB Rule 3526 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with Forvis Mazars the independent accountant’s independence.
Based on this review and the discussions referred to above, the Audit and Risk Management Committee recommended to our Board that the Company include the audited consolidated financial statements in our Annual Report on Form 10-K/A for the year ended December 31, 2025, as filed with the SEC.

This report is submitted on behalf of the members of the Audit and Risk Management Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under the Securities Act of 1933, as amended, and Exchange Act.
Respectfully submitted by the Audit and Risk Management Committee of the Board:
Barbara J. Zipperian, Chair
Dennis R. DeLoach, III
Bradly W. Spoor
Sheryl WuDunn
SHAREHOLDER COMMUNICATIONS
Shareholders wishing to communicate with the Board, with a particular director, or with the Corporate Secretary, may do so by sending written correspondence to BayFirst Financial Corp., 700 Central Avenue, St. Petersburg, Florida 33701, Attn: Corporate Secretary or to IR@bayfirstfinancial.com. The Corporate Secretary is responsible for reviewing all communications addressed to our Board, any committee or any specific director to determine whether such communications require Board, committee or personal review, response or action. Generally, the Corporate Secretary will not forward to the Board, any committee or any specific director any communications relating to Company products and services, solicitations, or otherwise improper or irrelevant topics. If, however, the Corporate Secretary determines that a communication relates to corporate governance or otherwise requires review, response or action by the Board, any committee or any specific director, then the Corporate Secretary will promptly send a copy of such communication to each director serving on the Board, the applicable committee or the applicable director.
HOUSEHOLDING
In a further effort to reduce printing costs and postage fees, we may adopt a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and have elected to receive paper copies of proxy materials will receive only one copy of our proxy materials, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies. Upon request, Continental Stock Transfer & Trust Company will promptly deliver a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of annual reports or proxy statements may request delivery of a single copy. You may make such requests by contacting Continental Stock Transfer & Trust Company by phone at (917) 262-2373 or by e-mail at cst_proxy@continentalstock.com.
OTHER MATTERS
We know of no other matters to be submitted to our shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. Discretionary authority with respect to such matters is granted by execution of the enclosed proxy.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR 2027 ANNUAL MEETING
Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our proxy statement and proxy card for our 2027 Annual Meeting must submit their proposals so that they are received by us at our principal executive offices, addressed to our Corporate Secretary, no later than May 3, 2027. Shareholder proposals not submitted for inclusion in next year’s proxy statement and proxy card, but instead sought to be presented directly at our 2027 Annual Meeting, may be brought before the Annual Meeting generally so long as we receive notice of the proposal, addressed to our Corporate Secretary, at our principal executive offices, not more than 120 days or less than 90 days prior to the one year anniversary of our 2026 Annual Meeting and the proposal otherwise complies with the Company’s bylaws.
ANNUAL REPORT
Our Annual Report on Form 10-K/A for the year ended December 31, 2025, as filed with the SEC, can be accessed, along with this proxy statement, on our corporate website at www.bayfirstfinancial.com, by clicking “Investor Relations” and then “SEC Filings” under the heading “Financials.” If you wish to receive a copy of any exhibit on our Annual Report on Form 10-K/A for the year ended December 31, 2025, we will mail these documents to you free of charge. Requests should be sent to BayFirst Financial Corp., 700 Central Avenue, St. Petersburg, Florida 33701, Attn: Corporate Secretary or to IR@bayfirstfinancial.com.

208146 BayFirst Proxy Card Rev1 - Front

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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BAYFIRST

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INTERNET
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Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
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MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

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▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your votes like this **X**

(1) Mark S. Berset
(2) William T. Conroy
(3) Dennis R. DeLoach, III
(4) Kenneth R. Lehman
(5) Christos Politis, M.D.
(6) Alfred T. Rogers, Jr.
(7) Anthony Saravanos
(8) Bradly W. Spoor
(9) William I. Sultenfuss, II
(10) Joseph E. Taggart
(11) Andrew P. Wright
(12) Barbara J. Zipperian

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. ***Adjournment.*** The adjournment of the Annual Meeting to solicit additional proxies in the event there is an insufficient number of votes to the foregoing proposal.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________, **2026**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

208146 BayFirst Proxy Card Rev1 - Back

2026

To view the Proxy Materials and to attend the Annual Meeting, please go to: https://www.cstproxy.com/bayfirstfinancial/am2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BAYFIRST FINANCIAL CORP.

The undersigned appoints Alfred T. Rogers, Jr. and Anthony Saravanos, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BayFirst Financial Corp. held of record by the undersigned at the close of business on August 3, 2026, at the Annual Meeting of Shareholders of BayFirst Financial Corp. to be held on September 22, 2026, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWELVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)